UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549
                           _____________________

                                 FORM 8-K


                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  March 9, 2005
                                                      -------------


                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)


       Florida                      0-13358                 59-2273542
------------------------    ------------------------    -----------------
(State of Incorporation)    (Commission File Number)      (IRS Employer
                                                        Identification No.)


   217 North Monroe Street, Tallahassee, Florida            32301
   ---------------------------------------------          ----------
      (Address of principal executive office)             (Zip Code)




   Registrant's telephone number, including area code: (850) 671-0300
                                                       --------------


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

                        CAPITAL CITY BANK GROUP, INC.

                                  FORM 8-K
                               CURRENT REPORT


Item 5.05.   Amendments to the Registrant's Code of Ethics.

On March 9, 2005, the Board of Directors of Capital City Bank Group, Inc. (the "Registrant") approved amendments to the Registrant's Code of Ethics for the Chief Executive Officer and Senior Financial Officers (the "Code"). Amendments were made to: (a) clarify the expectations of the Registrant of its Chief Executive Officer and Senior Financial Officers with regard to financial reporting; (b) designate an officer in charge of authorizing the release of information to the public; (c) require the Chief Executive Officer and Senior Financial Officers to notify the Registrant's counsel or Chief Executive Officer in addition to the Audit Committee of any information the officer may have concerning a possible violation of the Code; (d) permit the Board of Directors to designate a special Board committee to grant waivers to the Code or to take enforcement action for violations of the Code; and (e) require that all waivers to the Code be posted to the Registrant's website. In addition, amendments were made to correct formatting and typographical errors. A copy of the Code, as amended, is posted on the Registrant's website at http://www.ccbg.com under the heading "Investor Relations." For more detailed information concerning the Code, as amended, reference is made to the Code of Ethics for the Chief Executive Officer and Senior Financial Officers filed as Exhibit 14.1 herein.

Item 9.01.   Financial Statements and Exhibits.

      (c)    Exhibits.

      Item No.     Description of Exhibit

       14.1 Capital City Bank Group, Inc. Code of Ethics for the Chief Executive Officer and Senior Financial Officers, as amended on March 9, 2005.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CAPITAL CITY BANK GROUP, INC.

Date:  March 10, 2005                        By: /s/ J. Kimbrough Davis
       --------------                           -----------------------
                                                J. Kimbrough Davis,
                                                Executive Vice President
                                                and Chief Financial Officer

                                 EXHIBIT 14.1
                                 ------------


                CODE OF ETHICS FOR THE CHIEF EXECUTIVE OFFICER
                        AND SENIOR FINANCIAL OFFICERS